Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words "anticipate," "intend," "estimate," "believe," "expect," "plan," "should," "hypothetical," "potential," "forecast," "project," variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:

- adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
- adverse changes in energy industry law, policies and regulation, including market structures and transmission planning,
- any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
- changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
- changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
- actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
- any inability to manage our energy obligations, available supply and risks,
- adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry,
- any deterioration in our credit quality or the credit quality of our counterparties,
- availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
- changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
- delays in receipt of necessary permits and approvals for our construction and development activities,
- delays or unforeseen cost escalations in our construction and development activities,
- any inability to achieve, or continue to sustain, our expected levels of operating performance,
- any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
- acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
- increases in competition in energy supply markets as well as for transmission projects,
- any inability to realize anticipated tax benefits or retain tax credits,
- challenges associated with recruitment and/or retention of a qualified workforce,
- adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
- changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
- changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.

All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.

The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

PSEG

Forward-Looking Statement 2 Exhibit 99

GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last slide in this presentation includes a list of items excluded from Net
Income to reconcile to Operating Earnings, with a reference to those slides included on each of the slides where the non-GAAP information appears.

**
**
Operating Earnings
Disciplined investment program and focus on operational
excellence have supported growth
Power’s diverse fuel
mix and dispatch
flexibility continue to
generate strong
earnings and free cash
flow in low price
environment
PSE&G’s investment
program has driven
double digit compound
annual earnings
growth since 2010
Operating Earnings* Contribution by Subsidiary
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS.  E=ESTIMATE
** 2015 PERCENTS USE MIDPOINT OF EARNINGS GUIDANCE.

PSE&G’s 2015 operating earnings
expected to benefit from increased investment in Transmission
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO
OPERATING EARNINGS.  E =ESTIMATE.  DATA AS OF MARCH 2, 2015.
$612
$725
2013 2014 2015 Guidance
PSE&G Operating Earnings*
($ Millions)
$735 -- $775E

Power’s 2015 operating earnings
maintain solid performance
Power Operating Earnings*
($ Millions)
2015 Observations
*  SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.      E = ESTIMATE.
2013 2014 2015 Guidance
$710
$642
$620 – 680E
•
75-80% hedged at
$52/MWh
•
Increase in average hedge
price for energy helps
mitigate reset in capacity
price and volume

PSEG Operating Earnings
$ Millions (except EPS) 2013 2014 2015E
PSE&G $612 $725 $735 - $775
PSEG Power $710 $642 $620 - $680
Enterprise/Other ($13) $33 $40 - $45
Operating Earnings* $1,309 $1,400 $1,395 - $1,500
Operating EPS* $2.58 $2.76 $2.75 - $2.95
Regulated % of Earnings 47% 52% 52%
(1)
Increasing
PSE&G earnings with stable
contribution from Power
(1) REPRESENTS MID POINT OF GUIDANCE
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS. E+ ESTMATE.

PSEG Summary
•
Our 2014 earnings of $2.76 exceeded our revised operating earnings guidance of $2.60 - $2.75 per share
•
Continued third year of anticipated positive earnings trend in 2015 with operating earnings guidance of $2.75 to $2.95 per share
•
Continued 5 straight year of expected double digit, 5 year growth in rate base
•
Anticipated high single digit earnings growth at PSE&G on three-year basis from
2014 to 2017, driven by transmission investments and planned programs
•
Power’s continued focus on operational excellence, market expertise and financial strength delivers value in current price environment
•
Strong Balance Sheet and Cash Flow support full capital program and new potential opportunities without the need for equity
•
Our $0.08 per share dividend increase is consistent with our long history of returning cash to the shareholder through the common dividend, with potential for consistent and sustainable growth
th

Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
(a)
Includes the financial impact from positions with forward delivery months.
2014 2013 2012 2011 2010 2009
Earnings Impact ($ Millions)
Operating Earnings 1,400 $      1,309 $    1,236 $    1,389 $      1,584 $    1,567 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 68 40 52 50 46 9
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) 66 (74) (10) 107 (1) (11)
Lease Transaction Activity (PSEG Enterprise/Other) - - 36 (173) - 29
Storm O&M (PSEG Power) (16) (32) (39) - - -
Market Transition Charge Refund (PSE&G) - - - - (72) -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
- - - 34 - -
Income from Continuing Operations 1,518 $      1,243 $    1,275 $    1,407 $      1,557 $    1,594 $
Discontinued Operations - - - 96 7 (2)
Net Income 1,518 $      1,243 $    1,275 $    1,503 $      1,564 $    1,592 $
Fully Diluted Average Shares Outstanding (in Millions)
508 508 507 507 507 507
Per Share Impact (Diluted)
Operating Earnings 2.76 $        2.58 $     2.44 $     2.74 $       3.12 $     3.09 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.13 0.08 0.10 0.10 0.09 0.02
Gain (Loss) on MTM
(a)
(PSEG Power) 0.13 (0.14) (0.02) 0.21 - (0.02)
Lease Transaction Activity (PSEG Enterprise/Other) - - 0.07 (0.34) - 0.05
Storm O&M (PSEG Power) (0.03) (0.07) (0.08) - - -
Market Transition Charge Refund (PSE&G) - - - - (0.14) -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
- - - 0.06 - -
Income from Continuing Operations 2.99 $        2.45 $     2.51 $     2.77 $       3.07 $     3.14 $
Discontinued Operations - - - 0.19 0.01 -
Net Income 2.99 $        2.45 $     2.51 $     2.96 $       3.08 $     3.14 $
(Unaudited)
For the Year Ended
December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
A